UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023

AirSculpt Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-40973 (Commission File Number)	87-1471855 (IRS Employer Identification No.)

1111 Lincoln Road, Suite 802 Miami Beach, Florida		33139
(Address of Principal Executive Offices)		(Zip Code)

(786) 709-9690

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s):	Name of Exchange on Which Registered:
Common Stock, $0.001 par value per share	AIRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

AirSculpt Technologies, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders on May 10, 2023 (the “Annual Meeting”). At the Annual Meeting, as described below under Item 5.07, the stockholders of the Company approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of the Company’s officers in certain circumstances pursuant to and consistent with the Delaware General Corporation Law (the “Amendment”).

The Amendment became effective upon the Company’s filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware on May 10, 2023 (the “Certificate of Amendment”). The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the close of business on March 21, 2023, the record date of the Annual Meeting, the Company had 56,711,260 shares of common stock issued and outstanding. The following shares were present at the Annual Meeting, either in person at the virtual shareholder meeting or by proxy.

The results of the proposals are as follows:

1. The election of the three Class II director nominees to serve for a term of three years:

Name	Votes For	Votes Against	Abstain	Broker Non-Votes
Adam Feinstein	44,813,132	740,255	567	7,779,143
Kenneth Higgins	44,876,322	677,067	565	7,779,143
Thomas Aaron	45,528,384	25,005	565	7,779,143

All three Class II director nominees were duly elected.

2. The ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2023:

Votes For	Votes Against	Abstain	Broker Non-Votes
53,321,551	2,272	9,274	0

3. The approval of the amendment to the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,700,043	853,846	65	7,779,143

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated May 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2023

AirSculpt Technologies, Inc.

By:	/s/ Dennis Dean
Name: Dennis Dean
Title: Chief Financial Officer

[Signature Page to the Form 8-K]